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                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of The Midland Company (the "Company") on Form 10-K for the period ending December 31, 2003 (the "Report"), I, John W. Hayden, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John W. Hayden
-------------------------
John W. Hayden
President and Chief Executive Officer

March 12, 2004
                                         A signed original of this written
                                         statement required by Section 906 has
                                         been provided to The Midland Company
                                         and will be retained by The Midland
                                         Company and furnished to the Securities
                                         and Exchange Commission or its staff
                                         upon request.


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